SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (date of earliest
                                event reported):
                                November 13, 2001

                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                1-9466 13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                            3 World Financial Center
                               New York, NY 10285
                        (Address of principal (Zip Code)
                               executive offices)

                         Registrant's telephone number,
                              including area code:

                                 (201) 524-2000





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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-61878 as exhibits thereto and are filed as part of this Report.

4.01 Global Security representing $6,000,000 aggregate principal amount of the Registrant's YEELDSTM Plus, 8% Yield Enhanced Equity Linked Debt Securities Plus Due November 13, 2003, Based Upon a Basket of Five Technology Stocks (filed herewith)

4.02 Calculation Agency Agreement, dated as of November 13, 2001, between Lehman Brothers Holdings Inc. and Lehman Brothers Inc., as calculation agent, relating to the Registrant's YEELDSTM Plus, 8% Yield Enhanced Equity Linked Debt Securities Plus Due November 13, 2003, Based Upon a Basket of Five Technology Stocks (filed herewith)

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                                                                               3
                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         LEHMAN BROTHERS HOLDINGS INC.
                                                           (Registrant)



Date:    November 13, 2001      By:      /s/ Barrett S. DiPaolo
                                    ----------------------------------------
                                    Barrett S. DiPaolo
                                    Vice President

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                                                                               4

                                  EXHIBIT INDEX



Exhibit No.       Exhibit

4.01 Global Security representing $6,000,000 aggregate principal amount of the Registrant's YEELDSTM Plus, 8% Yield Enhanced Equity Linked Debt Securities Plus Due November 13, 2003, Based Upon a Basket of Five Technology Stocks

4.02 Calculation Agency Agreement, dated as of November 13, 2001, between Lehman Brothers Holdings Inc. and Lehman Brothers Inc., as calculation agent, relating to the Registrant's YEELDSTM Plus, 8% Yield Enhanced Equity Linked Debt Securities Plus Due November 13, 2003, Based Upon a Basket of Five Technology Stocks